EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 of Airlease Ltd., A California Limited Partnership (the "Partnership"), as filed with the Securities and Exchange Commission on July 30, 2002 (the "Report"), I, Robert A. Keyes, Chief Financial Officer of Airlease Management Services, Inc., the General Partner of the Partnership, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Dated: August 14, 2002                                   /s/ ROBERT A. KEYES
                                                         _______________________
                                                         Robert A. Keyes
                                                         Chief Financial Officer